                                                                     Exhibit 10.

                             JOINT FILING AGREEMENT

The undersigned, being duly authorized thereunto, hereby execute this agreement as an exhibit to this Schedule 13D to evidence the agreement of the below-named parties, in accordance with the rules promulgated pursuant to the Securities Exchange Act of 1934, to file this Schedule, and any amendments or supplements thereto, jointly on behalf of each such party.


Dated: June 5, 2001

RCBA GP, L.L.C.                              RCBA STRATEGIC PARTNERS, L.P.

                                             By:  RCBA GP, L.L.C.
                                                  its general partner

By:  /s/ Murray A. Indick                    By:  /s/ Murray A. Indick
   ---------------------------------            ------------------------------
     Murray A. Indick, Member                     Murray A. Indick, Member

RICHARD C. BLUM & ASSOCIATES, INC.           BLUM CAPITAL PARTNERS, L.P.

                                             By:  Richard C. Blum & Associates,
                                                  Inc. its general partner

By:  /s/ Murray A. Indick                    By:  /s/ Murray A. Indick
   ---------------------------------            ------------------------------
     Murray A. Indick                             Murray A. Indick
     Partner, General Counsel                     Partner, General Counsel
     and Secretary                                and Secretary

                                             BLUM CB CORP.

     /s/ Murray A. Indick                    By:  /s/ Murray A. Indick
   ---------------------------------            ------------------------------
     RICHARD C. BLUM                              Murray A. Indick
                                                  Vice President, Secretary and
By:  Murray A. Indick, Attorney-in-Fact           Assistant Treasurer

CBRE HOLDING, INC.

By:  /s/ Murray A. Indick
   ---------------------------------
     Murray A. Indick
     Vice President, Secretary and
     Assistant Treasurer